Net Income (Loss) Per Common Share	6 Months Ended
Mar. 31, 2013
Net income (loss) per weighted share attributable to common stockholders:
Net Income (Loss) Per Common Share

	For the three months		For the six months
	ended March 31,		ended March 31,
	2013	2012	2013	2012
	(in thousands, except per share data)
Numerator:
Net income (loss)	$(5,782)	$2,763	$(1,755)	$5,740
Less net income (loss) attributable to participating securities	-	1,382	-	(2,851)
Net income (loss) attributable to common stockholders – basic	$(5,782)	$1,381	$(1,755)	$2,889

Net income (loss)	$(5,782)	$2,763	$(1,755)	$5,740
Less gain (loss) on warrant liability for participating
common warrants	-	3,046	-	6,868
Net loss attributable to common stockholders – diluted	$(5,782)	$(283)	$(1,755)	$(1,127)

Denominator:
Weighted-average shares used in computing net income per
share attributable to common stockholders – basic	94,425	60,490	69,664	61,359
Effect of potentially dilutive securities:
Common stock warrants	-	10,494	-	14,743
Convertible preferred warrants**	-	-	-	-
Convertible preferred stock**	-	-	-	-
Common stock options**	-	-	-	-
Non-participating common stock warrants**	-	-	-	-
Weighted-average shares used in computing net income
(loss) per share attributable to common stockholders - diluted	94,425	70,984	69,664	76,102
Basic net income per common share	$(0.06)	$0.02	$(0.03)	$0.05
Diluted net income (loss) per common share	$(0.06)	$0.00	$(0.03)	$(0.01)
* Prior period amounts have been restated, see note G below.
** Amounts do not apply due to net loss per treasury method

Diluted weighted average common shares excluded incremental shares of approximately 6,261,000 and 5,069,000, respectively, for the three and six months ended March 31, 2012, due to their anti-dilutive effect. Diluted weighted average common shares excluded incremental shares of approximately 62,534,000 and 58,285,000, respectively, for the three and six months ended March 31, 2012, due to their anti-dilutive effect.